UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 21, 2022, Blue Apron Holdings, Inc. (the “Company”) received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it was not in compliance with the continued listing standard set forth in Section 802.01B of the NYSE Listed Company Manual because its average global market capitalization over a consecutive 30 trading-day period was less than $50.0 million and, at the same time, its last reported stockholders’ equity was less than $50.0 million. As set forth in the Notice, the Company also no longer satisfies the continued listing compliance standard set forth in Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s Class A common stock was less than $1.00 per share over a consecutive 30 trading-day period.

The Company plans to notify the NYSE by January 6, 2023 of its receipt of the Notice and that it intends to submit a plan (the “Plan”) to cure the global market capitalization deficiency and to return to compliance with Section 802.01B of the NYSE continued listing standards. Under Section 802.02 of the NYSE Listed Company Manual, the Company has 45 days from the receipt of the Notice to submit a plan advising the NYSE of definitive action the Company has taken, or is taking, which would bring the Company into compliance with the minimum global market capitalization listing standard within 18 months of receipt of the Notice (the “Market Capitalization Cure Period”). The Company intends to develop and submit the Plan to bring it into compliance with the global market capitalization continued listing standard within the required time frame by pursuing measures that are in the best interests of the Company and its stockholders. The NYSE will review the Plan and, within 45 days of its receipt, determine whether the Company has made a reasonable demonstration of an ability to conform to the relevant standards in the Market Capitalization Cure Period. If the Plan is not submitted on a timely basis, is not accepted by the NYSE or if the NYSE determines that the Company is not making sufficient progress on the Plan during the Market Capitalization Cure Period, the NYSE could initiate suspension and delisting proceedings prior to the end of the Market Capitalization Cure Period.

Under Section 802.01C of the NYSE Listed Company Manual, the Company has six months following receipt of the Notice to regain compliance with the minimum share price requirement, with the possibility of extension at the discretion of the NYSE (the “Share Price Cure Period”). In order to regain compliance with the minimum share price requirement, on the last trading day in any calendar month during the Share Price Cure Period, the Company’s Class A common stock must have: (i) a closing price of at least $1.00 per share; and (ii) an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of such month.

The Notice has no immediate impact on the listing of the Company’s Class A common stock. If the NYSE accepts the Plan, the Company’s Class A common stock will continue to be listed and trade on the NYSE during the Share Price Cure Period. If the minimum share price deficiency is cured within such Share Price Cure Period, the Company’s Class A common stock will continue to be listed and trade on the NYSE during the Market Capitalization Cure Period, in each case, subject to the Company’s compliance with other NYSE continued listing standards and, in the case of the global market capitalization listing standard, continued periodic review by the NYSE of the Company’s progress with respect to the Plan. During the Share Price Cure Period and Market Capitalization Cure Period, the Company's Class A common stock will continue to trade under the ticker symbol “APRN” on the NYSE but will have an added designation of “.BC” to indicate the status of the Class A common stock as “below compliance” with the NYSE continued listing standards. The “.BC” indicator will be removed at such time as the Company regains compliance with all continued listing standards.

The Notice does not affect the Company’s business operations, its reporting requirements with the Securities and Exchange Commission, nor does it conflict with or cause an event of default under the Company’s material debt or other agreements.

Item 7.01. Regulation FD Disclosure.

On December 23, 2022, the Company issued a press release, as required by Section 802.02 of the NYSE Listed Company Manual, announcing that it had received the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B-2 of Form 8-K, the information set forth or incorporated into this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated December 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report on Form 8-K are only predictions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation, the Company’s ability to regain compliance with the NYSE listing requirements, future compliance with such requirements, potential future application of suspension and delisting procedures and future quotation of the Company’s Class A common stock, and other potential factors that could affect future financial and operating results as set forth in the risks described in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022, the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 9, 2022, the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 8, 2022, and the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 7, 2022 and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of any new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: December 23, 2022	By:	/s/ Mitchell Cohen
Mitchell Cohen
Interim Chief Financial Officer and Treasurer